Dear Shareholder:

The Victory Portfolios Prospectus for the following Funds is being revised to reflect the merger of the International Fund into the Templeton Foreign Fund. This information is important and is part of your Prospectus.

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                             The Victory Portfolios

                                   Value Fund
                             Diversified Stock Fund
                                Stock Index Fund
                                   Growth Fund
                             Established Value Fund
                               Special Value Find
                         Small Company Opportunity Fund

                        Supplement dated October 29, 2003
                      To the Prospectus dated March 1, 2003



    On October 15, 2003 the shareholders of International Fund approved the merger of the Fund into Templeton Foreign Fund. The International Fund was merged with the Templeton Foreign Fund on October 27, 2003, and will therefore, no longer be offered. All references to International Fund in this prospectus are to be deleted.




















Please insert this supplement in the front of your Prospectus. If you want to obtain more information, please call the Victory Funds at 800-539-3863.



                                 VF-EQUITY-SUP4